UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Dynamic Replication Fund
 (Class A: RDRAX)
(Class I: RDRIX)

ANNUAL REPORT
October 31, 2012

www.ramiusmutualfunds.com

Ramius Dynamic Replication Fund
a series of Investment Managers Series Trust

Table of Contents

Fund Commentary	1
Fund Performance and Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	27

Dear Fellow Shareholder:

We are pleased to provide our third annual letter for the Ramius Dynamic Replication Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance. We appreciate your continued support.

Overview of Market Environment: November 1, 2011 – October 31, 2012

The trend in economic activity established over the last few months of 2011 suggested that the U.S. economy was resilient. This trend was not experienced around the world, given slowed growth and contraction that crept into European and certain other global economies. The U.S. exhibited one of the few manufacturing diffusion indices that read over 50, suggesting ongoing expansion. Data released throughout Europe in December 2011 and early January 2012 appeared to confirm that a Europe-wide contraction started in December. The depth and length of this is clearly intertwined with the ongoing themes of indebtedness, confidence and austerity.

During the first quarter of 2012, economic activity in the U.S. remained mixed but an increasing number of economic data releases fell below consensus estimates. There was still a bias towards positive news and much of the decline can likely be pinned on consensus expectations having caught up with the better data. Activity in other parts of the world, however, continued to exceed consensus estimates at a steady rate, primarily in the emerging markets but also in parts of the Eurozone. This improvement is a function of sustained, dovish monetary policies in the largest economic regions and also from easing trends enacted in smaller growth oriented markets which, until recently, followed a more hawkish stance.

Despite the higher tendency for U.S. economic data to fall short of expectations, the numbers seemed to paint a picture of relative stability, particularly readings on the labor market, including initial claims for unemployment insurance, which have been decidedly more upbeat. The Fed, however, has been somewhat less moved by the data, calling the job market „far from normal‟ during recent testimony to Congress, noting the output gap between payroll gains and the level of output growth. Some Fed participants expressed the view that recent increases in payrolls likely reflected, in part, a reversal of the sharp cuts in employment during the recession, a scenario consistent with the weak readings on productivity growth of late. In this view, the recent pace of employment gains might not be sustained if the growth rate of spending did not pick up.

We observed a continuation of price stability across financial markets into the first quarter, extending the activity that started last fall. On balance, U.S. financial conditions were somewhat more supportive of growth and strains in global financial markets eased as domestic and foreign economic data were generally better than expected. Investors also appeared to see diminished downside risks associated with the situation in Europe thanks to the second LTRO (Long-term refinancing operations) facility employed in late February. Certainly though, economic data in March was not as good as it was in January and February.

During the second quarter, the rate of change in economic activity experienced a downside bias with visibility being quoted as low and deteriorating by corporate executives. The key data points surrounding manufacturing output had rolled over again as the European debt crises, slower growth in China and the impending fiscal contraction (cliff) in 2013 all weighed on order, output and inventory.

An important dynamic or driver for growth is the extension of credit and this is likely to be the source of greater differentiation of economic activity going forward. Europe will be the laggard within the story of differentiation for many years, as over-levered banks and governments are forced to reduce leverage and constrain credit growth into these markets. With 17.5 million people now unemployed across Europe and little growth stories and policies on the agenda it is not hard to see a case of increased social unrest and heightened policy uncertainty. In the U.S. and Asia (excluding Japan) governments, banks and corporates find themselves in a stronger position to extend credit into the economy in order to put in place an important foundation for some stability in growth rates.

Over the course of June, economic data across the globe were negative with the headline release of the U.S. IMS Manufacturing data (below the lowest economic estimate provided to Bloomberg) being one of the key low points. The composition of the data points suggested no immediate rebound as inventories moved higher and unfilled, and new orders lower.

During the third quarter, the global growth environment started to stabilize, especially in the U.S. where the pace of economic data coming in above consensus expectations has been accelerating since summer. A similar trend was seen in Europe, albeit to a lesser extent while that region remains in recession.

Central bank activity, while robust, has been more closely aligned with supporting financial asset markets as opposed to directly impacting economic performance, a function of their reliance upon non-traditional monetary levers. Unlike previous cycles of central bank support there will be a necessary lag between actions and economic response that leaves open the prospect for the emergence of negative data before the traction is felt in a broad enough manner. If this risk emerges it is likely to reverse much of the recent progress as politicians and policy makers struggle to find a response.

Emerging market (“EM”) economic momentum began to fade during the third quarter, led by the declining pace of global trade. Central banks in these markets possess more traditional monetary resources as compared to other markets and it is likely they continue on their dovish pace to propel growth. However if the developed markets fail to generate enough demand it could hinder EM growth prospects as EM consumer demand activity still lags the export sector.

The environment for risk taking was considered favorable as markets were less vulnerable to share downturns given cautious investor positioning and major central bank support. Against this backdrop financial markets performed well despite an unusually weak economic recovery, which is likely due to the actions of the Fed and European Central Bank (ECB). Another big move up would, however, likely require better news on global growth. This would be especially well received by investors as consensus forecasts have been revised lower in nearly every region.

In October, the global growth environment has moved to a new point where the run rate of growth in the U.S. and drivers behind this continue to stabilize while European growth faces significant structural headwinds that now push economic under performance north to France, Germany and Sweden. In Asia, China appears to be through the worst, pulling resource sensitive economies along with it while Japan faces a „triple dip‟ recession in just the past four years. In the U.S. the positive drivers behind the modest level of growth remain somewhat domestic in nature with housing, consumer confidence and consumption leading the way.

With respect to housing, increased household formation, improved affordability and improvement in labor conditions have enhanced the demand side of the market, resulting in price increases broadening out and housing starts/planning permission higher in reaction to this. In addition, the U.S. consumer has grown in confidence as reflected by recent reports taking the absolute level of consumer confidence back to June 2007 levels, which is supporting the expansion of household balance sheets.

Looking forward, the potential drag on the U.S. economy from the fiscal issues it faces both short and long term remain in place. The combination of tax cuts expiring and forced expenditure cuts may combine to reduce output by $532 billion, taking growth from +2% to -1% on an annualized basis in the first six months of 2013. Consumption will not be spared with the expiry of payroll tax cuts potentially reducing consumption by 4% in the first quarter of 2013.

In Europe, the drag becomes more structural each day and private credit extension remains severely constrained with the slowdown in industrial production and deteriorating employment conditions now moving north to previously unaffected or less effected economies. As we set out, previous month growth is going to become important to push markets (predominantly equity and commodity) higher with policy drivers appearing to lose their ability in the short term to sustain any positive trajectory in such assets.

Away from the day to day noise of fiscal cliff negotiations, the trajectory of growth from policy decisions and the knock on effect on corporate earnings will likely remain the most important driver of asset price volatility going forward.

Discussion of Fund Performance

From November 1, 2011 through October 31, 2012, Class A shares depreciated by -0.52% and -5.99% on a net asset value basis and including the maximum sales load of 5.50%, respectively, and Class I shares depreciated by -0.19%. Total annual operating expenses for Class A and Class I are 2.11% and 1.86%, respectively.

The Fund produced positive performance during the first quarter of 2012 as markets were generally supported by encouraging economic data across developed economies that pointed to a stabilizing growth picture. Positive economic data in the US and Japan continued to suggest growth in these regions; however disappointing data in the UK and Europe along with a soft landing in China continued to impair the forward looking global growth picture. The Fund experienced a negative performing second quarter, as it was a difficult period for global markets since risk aversion ensued from investor concerns regarding potential adverse outcomes in Europe. Overall economic data during the quarter indicated that the recession in Europe was intensifying, US data was softening and China was not showing signs of imminent recovery. Concerns over Europe and overall global growth impacted most risk asset classes. The Fund generated slightly positive performance for the third quarter. Overall positive economic data during the quarter was supported with the perception of progress on a European crisis solution and in anticipation of ECB interventions. Volatility, as measured by the VIX Index, declined by 47% for the year, ranging from a low of 13 to a high of 36.

The Fund’s negative return over this reporting period can be attributed to its long volatility positioning (since volatility declined drastically throughout the year) and from select sub-sector declines, most notably the Eurostoxx50 (specifically during the second quarter), oil, merger arbitrage (specifically during the second quarter), commodity and health care sector exposures. Positive contributors to performance were long exposures in high yield credit, S&P 500 and mid– cap equity, Russell 1000, the consumer discretionary, financial and emerging market sector exposures. Given these shifting environments, we continue to believe it is important for the Fund to be actively managed and well diversified within equities, credit, commodities and volatility-based strategies.

We believe the Fund is performing consistent with its expectations given the environment. The Fund exhibits a tracking error of less than 2.5% to its target Ramius Custom Actively Managed Composite (RCAM Composite). As always, we continue to explore more efficient ways to access long volatility and structural alpha strategies while maintaining minimal tracking error to the RCAM Composite.

Ramius Alternative Solutions LLC

This material is not authorized for use unless accompanied or preceded by a prospectus.

Footnotes and disclosures:

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio. The Fund attempts to replicate the market beta and beta timing components of the RCAM Index and may not achieve its objective of providing a more efficient risk-adjusted return profile that other broad-based hedge fund indices. The use of derivatives can be highly volatile, illiquid and difficult to manage.  Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leverage risk. The use of derivatives including options, futures and forward contracts, swap agreements and ETFs may reduce returns and/or increase volatility. Short sales are speculative transactions and involve special risks, including that the fund's losses are potentially unlimited. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues.

VIX Index:  VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. The VIX Index represents one measure of the market's expectation of stock market volatility over the next 30 day period.

Beta: Beta can be defined as the part of the return that can be attributed to various market exposures.

Eurostoxx 50: A market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

Russell 1000: An index of approximately 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index.  The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

HFRX Global Hedge Fund Index:  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

S&P 500: The Standard and Poor‟s 500 Index which is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Tracking error: Tracking error is a measure of how closely a portfolio follows the index to which it is benchmarked. The most common measure is the root-mean-square of the difference between the portfolio and index returns

Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha

Ramius Custom Actively Managed Composite:  The RCAM Composite is a liquid, uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies whose market exposures, or beta, will be measured in respect to a variety of market factors, including equity, credit, interest rates, commodities and currencies. Ramius believes replicating this actively managed, proprietary composite will generate returns that are a better representation of hedge funds but with lower volatility and strategy diversification than the returns generated by passive broad-based hedge fund indices.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

Ramius Dynamic Replication Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception with a similar investment in the HFRX Global Hedge Fund Index and the HFRI Fund Weighted Composite Index.  Results include the reinvestment of all dividends and capital gains. Effective April 24, 2012, the Fund’s performance benchmark changed to the HFRX Global Hedge Fund Index.  The Advisor believes the HFRX Global Hedge Fund Index is a better performance benchmark for comparison to the Fund because the Index is asset weighted based on the distribution of assets in the hedge fund industry, while the funds in the HFRI Fund Weighted Composite Index are equally weighted.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The Index does not include funds of hedge funds.

The indexes are unmanaged and it is not possible to invest in an index.

Annualized Total Returns as of October 31, 2012
Share Class		1 Year	Since Inception*
At NAV	Class A	-0.52%	-0.99%
	Class I	-0.19%	-0.75%
With Maximum Sales Load	Class A	-5.99%	-3.42%
HRFX Global Hedge Index		0.84%	-0.72%
HFRI Fund Weighted Composite Index		2.47%	3.32%
* Inception date 7/22/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-877-6RAMIUS or by visiting www.ramiusreplication.com.

Gross and Net Expense Ratios for Class A shares are 2.11% and 1.93% respectively, and for Class I shares are 1.86% and 1.68% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s Class A shares total returns reflect payment of the maximum sales charge of 5.50%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.  The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	EXCHANGE-TRADED FUNDS – 13.7%
	EQUITY – 13.7%
54,132	Consumer Discretionary Select Sector SPDR Fund	$2,493,861
24,969	Industrial Select Sector SPDR Fund	911,119
28,135	SPDR S&P MidCap 400 ETF Trust	5,015,064
58,018	Vanguard MSCI Emerging Markets	2,407,167

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $9,749,088)	10,827,211

	SHORT-TERM INVESTMENTS – 74.4%
58,630,423	Fidelity Institutional Money Market Fund, 0.135%1,2	58,630,423

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $58,630,423)	58,630,423

	TOTAL INVESTMENTS – 88.1%
	(Cost $68,379,511)	69,457,634
	Other Assets in Excess of Liabilities – 11.9%	9,390,620

	TOTAL NET ASSETS – 100.0%	$78,848,254

	SECURITIES SOLD SHORT – (3.9)%
	EXCHANGE-TRADED FUNDS – (3.9)%
	DEBT – (3.6)%
(22,998)	iShares iBoxx Investment Grade Corporate Bond Fund	(2,829,214)

	EQUITY – (0.3)%
(16,759)	Financial Select Sector SPDR Fund	(266,133)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $3,010,543)	$(3,095,347)

ETF – Exchange-Traded Fund

1	Cash of $12,603,015 and all or a portion of this security is segregated as collateral for securities sold short and swap contracts. The aggregate value of segregated securities is $260,050.
2	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

Counterparty	Reference Instrument	Notional Amount	Pay/Receive1 Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Goldman Sachs	Markit LCDX North America
	Series 18 Index	$4,950,000	Pay	2.50%	6/20/2017	$(129,938)	$177,045
TOTAL CREDIT DEFAULT SWAPS						$(129,938)	$177,045

1
If Ramius Dynamic Replication Fund (the Fund) is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument.

TOTAL RETURN SWAPS

Counterparty	Reference Index	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate2	Maturity Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Barclays	BCCAC12P Index	$2,500,000	Receive	1.90%	1/31/2017	$-	$(4,034)
Barclays	BCCFBKAP Index	2,500,000	Receive	1.25	7/4/2016	-	(1,969)
Barclays	BEFSEDHS Index	2,500,000	Receive	1.25	1/31/2017	2,300	8,323
Credit Suisse	CSEADVOL Index	1,700,000	Receive	0.75	7/31/2013	-	(1,033)
Credit Suisse	HSGMN Index	1,700,000	Receive	1.00	5/31/2013	-	25,738
Credit Suisse	CSVIOEUS Index	3,400,000	Receive	0.00	6/28/2013	6,360	(236,146)
Credit Suisse	CSUSRAM1 Index	7,131,192	Receive	1-Month USD-LIBOR plus 0.45%	2/1/2013	-	(5,300)
Credit Suisse	CSUSRAM2 Index	3,420,808	Receive	1-Month USD-LIBOR plus 0.45%	2/1/2013	-	(2,214)
Credit Suisse	CSGADLSE Index	3,400,000	Receive	1.25	5/31/2013	-	217,092
J.P. Morgan	IBOXHY Index	9,000,000	Receive	3-Month USD-LIBOR plus 0.25%	6/20/2013	-	446,432
J.P. Morgan	JPVOLEMO Index	2,500,000	Receive	3-Month USD-LIBOR plus 0.25%	6/30/2013	-	(12,599)
Societe General	SGIXVINC Index	800,000	Receive	1-Month USD-LIBOR plus 0.26%	7/6/2013	-	(342)
Societe General	SGIXVIB2 VIX BETA Index	3,400,000	Receive	1-Month USD-LIBOR plus 0.50%	4/4/2013	-	(2,052)
UBS	CMLST08 Index	3,400,000	Receive	0.00	1/31/2017	-	44,301
UBS	UBCIV24 Index	1,700,000	Receive	1.00	7/1/2016	-	(3,624)
UBS	UBEMACS Index	2,500,000	Receive	1.00	7/1/2016	-	4,352
TOTAL TOTAL RETURN SWAPS						$8,660	$476,925

2	Financing rate is based upon predetermined notional amounts.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Asset Class	Percent of Total Net Assets
Exchange-Traded Funds
Equity	13.7%
Total Exchange-Traded Funds	13.7%
Short-Term Investments	74.4%
Total Investments	88.1%
Other Assets in Excess of Liabilities	11.9%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2012

Assets:
Investments, at value (cost $68,379,511)	$69,457,634
Cash	7,255
Cash segregated with brokers for futures contracts, securities sold short and swap contracts	12,603,015
Receivables:
Premiums paid on open swap contracts	8,660
Unsettled gain on swap transactions	234,255
Unrealized appreciation on open swap contracts	923,283
Variation margin	2,817
Fund shares sold	67,144
Interest	7,876
Prepaid expenses	11,562
Total assets	83,323,501

Liabilities:
Securities sold short, at value (proceeds $3,010,543)	3,095,347
Foreign currency due to custodian, at value (proceeds $132,566)	134,763
Payables:
Premiums received on open swap contracts	129,938
Unsettled loss on swap transactions	185,341
Unrealized depreciation on open swap contracts	269,313
Fund shares redeemed	531,222
Advisory fees	66,909
Distribution fees - Class A (Note 7)	64
Fund accounting fees	15,023
Transfer agent fees and expenses	10,934
Administration fees	8,708
Custody fees	4,229
Chief Compliance Officer fees	1,194
Trustees' fees and expenses	989
Accrued other expenses	21,273
Total liabilities	4,475,247

Net Assets	$78,848,254

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$79,621,256
Accumulated net investment loss	(653,970)
Accumulated net realized loss on foreign currency, futures contracts, investments,
securities sold short and swap contracts	(1,766,824)
Net unrealized appreciation (depreciation) on:
Foreign currency translations	(2,196)
Futures contracts	2,699
Investments	1,078,123
Securities sold short	(84,804)
Swap contracts	653,970
Net Assets	$78,848,254

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$13,004
Shares of beneficial interest issued and outstanding	1,353
Redemption price	9.61
Maximum sales charge (5.50%* of offering price)	0.56
Maximum offering price to public	$10.17

Class I Shares:
Net assets applicable to shares outstanding	$78,835,250
Shares of beneficial interest issued and outstanding	8,177,913
Redemption price	$9.64

*	On sales of $50,000 or more, the sales charge will be reduced.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2012

Investment Income:
Dividends	$952,495
Interest	146,443
Total investment income	1,098,938

Expenses:
Advisory fees	1,266,947
Administration fees	120,242
Fund accounting fees	86,454
Dividends on securities sold short	79,436
Transfer agent fees and expenses	61,051
Registration fees	39,186
Custody fees	22,271
Interest expense	20,660
Legal fees	19,861
Audit fees	15,012
Shareholder reporting fees	14,173
Chief Compliance Officer fees	9,001
Miscellaneous	8,739
Trustees' fees and expenses	6,958
Insurance fees	2,680
Distribution fees - Class A (Note 7)	90

Total expenses	1,772,761
Advisory fees waived	(131,186)
Net expenses	1,641,575
Net investment loss	(542,637)

Realized and Unrealized Gain (Loss) on Foreign Currency, Futures Contracts, Investments,
Securities Sold Short and Swap Contracts:
Net realized gain (loss) on:
Foreign currency transactions	9,897
Futures contracts	742,304
Investments	2,165,248
Securities sold short	(126,011)
Swap contracts	(572,064)
Net realized gain	2,219,374
Net change in unrealized appreciation/depreciation on:
Foreign currency translations	(3,180)
Futures contracts	(113,836)
Investments	(1,516,053)
Securities sold short	(94,059)
Swap contracts	247,581
Net change in unrealized appreciation/depreciation	(1,479,547)
Net realized and unrealized gain on foreign currency, futures contracts, investments,
securities sold short and swap contracts	739,827

Net Increase in Net Assets from Operations	$197,190

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(542,637)	$(333,622)
Net realized gain (loss) on foreign currency transactions, futures contracts,
investments, securities sold short and swap contracts	2,219,374	(2,201,851)
Net change in unrealized appreciation/depreciation on foreign currency translations,
investments, futures contracts, securities sold short and swap contracts	(1,479,547)	2,467,483
Net increase (decrease) in net assets resulting from operations	197,190	(67,990)

Distributions to Shareholders:
From net investment income:
Class A	(82)	(63)
Class I	(507,592)	(123,205)
From net realized gain:
Class A	(579)	(221)
Class I	(1,558,151)	(281,211)
Total distributions	(2,066,404)	(404,700)

Capital Transactions:
Net proceeds from shares sold:
Class A	21,632	98,491
Class I	18,794,508	146,154,031
Reinvestment of distributions:
Class A	646	282
Class I	2,064,749	404,248
Cost of shares redeemed:
Class A1	(54,165)	(93,997)
Class I2	(68,416,127)	(150,791,831)
Net decrease in net assets from capital transactions	(47,588,757)	(4,228,776)

Total decrease in net assets	(49,457,971)	(4,701,466)

Net Assets:
Beginning of year	128,306,225	133,007,691
End of year	$78,848,254	$128,306,225

Accumulated net investment loss	$(653,970)	$(147,673)

Capital Share Transactions:
Shares sold:
Class A	2,211	9,848
Class I	1,936,543	15,071,134
Shares reinvested:
Class A	67	28
Class I	214,631	39,866
Shares redeemed:
Class A	(5,629)	(9,240)
Class I	(7,033,781)	(15,239,350)
Net decrease in capital share transactions	(4,885,958)	(127,714)

*	Commencement of operations.
1	Net of redemption fee proceeds of $0 and $11, respectively.
2	Net of redemption fee proceeds of $3,149 and $12,747, respectively.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class A
Per share operating performance.
For a capital share outstanding throughout each period.
					For the Period
	For the Year Ended		For the Year Ended		July 22, 2010*
	October 31, 2012		October 31, 2011		to October 31, 2010
Net asset value, beginning of period	$9.80		$10.08		$10.00
Income from Investment Operations:
Net investment loss1	(0.07)		(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments	0.02		(0.20)		0.09
Total from investment operations	(0.05)		(0.25)		0.08

Less Distributions:
From net investment income	(0.02)		(0.01)		-
From net realized gain	(0.12)		(0.02)		-
Total distributions	(0.14)		(0.03)		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$9.61		$9.80		$10.08

Total return3	(0.52)%		(2.51)%		0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13		$46		$41

Ratio of expenses to average net assets:
Before fees waived	1.86%	6	1.86%	8	1.94%	5, 10
After fees waived	1.74%	6	1.68%	8	1.76%	5, 10
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.86)%	7	(0.70)%	9	(0.86)%	5, 11
After fees waived	(0.74)%	7	(0.52)%	9	(0.68)%	5,11
Portfolio turnover rate	127%		374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.77%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.77)%; the ratio of net investment income to average net assets after fees waived would have been (0.65)%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.67)%; the ratio of net investment income to average net assets after fees waived would have been (0.49)%.

10
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

11
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.75)%; the ratio of net investment income to average net assets after fees waived would have been (0.57)%.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended		For the Year Ended		July 22, 2010*
	October 31, 2012		October 31, 2011		to October 31, 2010
Net asset value, beginning of period	$ 9.82		$ 10.08		$ 10.00
Income from Investment Operations:
Net investment loss1	(0.05)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	0.03		(0.20)		0.09
Total from investment operations	(0.02)		(0.23)		0.08

Less Distributions:
From net investment income	(0.04)		(0.01)		-
From net realized gain	(0.12)		(0.02)		-
Total distributions	(0.16)		(0.03)		-

Redemption fee proceeds	-	2	-	2	-

Net asset value, end of period	$ 9.64		$ 9.82		$ 10.08

Total return	(0.19)%		(2.29)%		0.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 78,835		$ 128,260		$ 132,967

Ratio of expenses to average net assets:
Before fees waived	1.61%	5	1.61%	7	1.69%	4, 9
After fees waived	1.49%	5	1.43%	7	1.51%	4, 9
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.61)%	6	(0.45)%	8	(0.61)%	4, 10
After fees waived	(0.49)%	6	(0.27)%	8	(0.43)%	4, 10
Portfolio turnover rate	127%		374%		141%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.52%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.52)%; the ratio of net investment income to average net assets after fees waived would have been (0.40)%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.42)%; the ratio of net investment income to average net assets after fees waived would have been (0.24)%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

10
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.50)%; the ratio of net investment income to average net assets after fees waived would have been (0.32)%.

See Accompanying Notes to Financial Statements.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

Note 1 – Organization
Ramius Dynamic Replication Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets and (ii) the changes in that market exposure from month to month. The Fund commenced investment operations on July 22, 2010, with two classes of shares, Class A and Class I.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The Fund had the following futures contracts open at October 31, 2012:

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at October 31, 2012	Unrealized Appreciation (Depreciation)
74	Euro STOXX 50	December 2012	$1,085,863	$1,088,562	$2,699
					$2,699

(c) Short Sales
The Fund may engage in short sales that are “uncovered”.  Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(d) Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(e) Swap Contracts
Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index. The Fund also may enter into credit default swaps which involve the exchange of a periodic premium for protection against or exposure to a defined credit event (such as payment default, refinancing or bankruptcy).  Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor.

The credit default swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service.  Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.  Premiums paid to or by the Fund are accrued daily and included in realized gain or loss on swaps.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.  Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

(f) Money Market Investments
The Fund invests a significant amount (74.4% as of October 31, 2012) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX Invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.

(g) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2012, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2012, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act made changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Alternative Solutions LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until March 1, 2013, and may be terminated by the Trust’s Board of Trustees.

For the year ended October 31, 2012, the Advisor waived $131,186 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At October 31, 2012, the amount of these potentially recoverable expenses was $404,437.  The Advisor may recapture a portion of the following amounts no later than October 31 of the years stated below:

2013:	$59,852
2014:	213,399
2015:	131,186

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

For the year ended October 31, 2012, there were no selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2012, are reported on the Statement of Operations.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

Note 4 – Federal Income Taxes
At October 31, 2012, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$70,899,702

Proceeds from securities sold short	$(3,010,543)

Gross unrealized appreciation	487,976
Gross unrealized depreciation	(2,014,345)

Net unrealized appreciation/(depreciation) on investments and securities sold short	$(1,526,369)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$ 228,065	$ 544,014	$ (772,079)

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$115,365
Undistributed long-term capital gains	638,002
Tax accumulated earnings	753,367

Accumulated capital and other losses	-
Net unrealized depreciation on investments and securities sold short	(1,526,369)
Total accumulated deficit	$(773,002)

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to incurred in taxable years carryforward capital losses beginning after December 22, 2010, for an  unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2012 and 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary income	$1,439,116	$404,700
Long-term capital gains	627,288	-
Total distributions	$2,066,404	$404,700

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the year ended October 31, 2012, the Fund received $3,149 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2012, purchases and sales of investments, excluding short-term investments, futures contracts, securities sold short and swap contracts, were $31,297,042 and $66,953,990, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended October 31, 2012, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Exchange-Traded Funds	$10,827,211	$-	$-	$10,827,211
Short-Term Investments	58,630,423	-	-	58,630,423
Total Investments	$69,457,634	$-	$-	$69,457,634
Other Financial Instruments*
Futures Contracts	$2,699	$-	$-	$2,699
Credit Default Swap Contracts	-	177,045	-	177,045
Total Return Swap Contracts	-	746,238	-	746,238
Total Other Financial Instruments	2,699	$923,283	$-	$925,982
Total Assets	$69,460,333	$923,283	$-	$70,383,616
Liabilities
Securities Sold Short
Exchange-Traded Funds	$3,095,347	$-	$-	$3,095,347
Other Financial Instruments*
Total Return Swap Contracts	-	269,313	-	269,313
Total Liabilities	$3,095,347	$269,313	$-	$3,364,660

*
Other financial instruments are derivative instruments such as futures contracts, forwards contracts and swap contracts.  Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Funds did not hold any Level 3 securities at period end.

There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts and swap contracts during the year ended October 31, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of October 31, 2012 by risk category are as follows:

Ramius Dynamic Replication Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2012

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Variation margin	$2,817		$-
Credit contracts	Unrealized appreciation on open swap contracts	923,283	Unrealized depreciation on open swap contracts	269,313
Total		$926,100		$269,313

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Equity contracts	$742,304	$-	$742,304
Credit contracts	-	(572,064)	(572,064)
Total	$742,304	$(572,064)	$170,240

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Equity contracts	$(113,836)	$-	$(113,836)
Credit contracts	-	247,581	247,581
Total	$(113,836)	$247,581	$133,745

Note 11 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”), will succeed GDS as the Distributor to the Fund.  IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ramius Dynamic Replication Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 22, 2010 to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ramius Dynamic Replication Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period July 22, 2010 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2012

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-6RAMIUS (1-877-672-6487).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	53	None.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Alternative Solutions, LLC (the “Investment Advisor”) with respect to the Ramius Dynamic Replication Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with the returns of the Barclays Capital US Aggregate Bond Index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Hedge Fund Tracking Universe for the one-year period ended June 30, 2012.  With respect to the performance results of the Fund, the Trustees noted that the meeting materials indicated that the annualized total returns of the Fund for the one-year period were below the returns of the Barclays Capital US Aggregate Bond Index and the Hedge Fund Tracking Universe median, and were below but very close to the Peer Group median.  The Board noted the Investment Advisor’s representation that the Fund had a low tracking error compared to its target portfolio, had performed as expected on a risk adjusted basis in a difficult market environment, and had outperformed two funds that were managed using replication strategies that the Investment Advisor believed were therefore most similar to the Fund (the “Competing Funds”). The Board also noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Ramius Dynamic Replication Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) were higher than the Peer Group and Universe medians but were the same as the advisory fees of the Competing Funds.  The Board also observed that the total expenses paid by the Fund (net of fee waivers) were higher than the Peer Group and Universe medians as well as those of the Competing Funds, but that each Competing Fund had significantly greater assets than the Fund.    The Trustees also noted that the Investment Advisor was waiving a portion of its advisory fee with respect to the Fund because of the Fund’s low asset levels.  The Board noted that the fees charged by the Investment Advisor to the Fund are comparable to the asset-based fees the Investment Advisor charges with respect to other client accounts managed using the same investment strategy as the Fund, and that certain of such clients also pay performance-based fees to the Investment Advisor.  The Board noted in particular that the Investment Advisor manages a private investment fund using the same strategies as the Fund, and the advisory fee for the private fund is lower than the Fund’s advisory fee; however, the private fund does not have a contractual expense limitation and generally has a higher minimum investment requirement than the Fund.  The Board also considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the private fund. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had waived a portion of its advisory fees in the past year, and they determined that the profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor, 12b-1 distribution fees paid to the Investment Advisor’s affiliates, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ramius Dynamic Replication Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/12 to 10/31/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/12	10/31/12	5/1/12 – 10/31/12
Class A	Actual Performance	$1,000.00	$976.60	$9.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.51	9.57
Class I	Actual Performance	1,000.00	978.70	7.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	8.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.89% and 1.58% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York  10022

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
Ramius Dynamic Replication Fund – Class A	RDRAX	461 418 725
Ramius Dynamic Replication Fund – Class I	RDRIX	461 418 717

Privacy Principles of the Ramius Dynamic Replication Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Dynamic Replication Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Dynamic Replication Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	1/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	1/9/13

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/13